| FCPT | APRIL 20181 INVESTOR PRESENTATION | APRIL 2018 www.fcpt .com FOUR CORNERS PROPERTY TRUST N YS E : F C P T

| FCPT | APRIL 20182 FORWARD LOOKING STATEMENTS AND DISCLAIMERS Cautionary Note Regarding Forward-Looking Statements: This presentation contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements include all statements that are not historical statements of fact and those regarding the Company’s intent, belief or expectations, including, but not limited to, statements regarding: operating and financial performance; and expectations regarding the making of distributions and the payment of dividends. Words such as “anticipate(s),” “expect(s),” “intend(s),” “plan(s),” “believe(s),” “may,” “will,” “would,” “could,” “should,” “seek(s)” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. Forward-looking statements speak only as of the date on which such statements are made and, except in the normal course of the Company’s public disclosure obligations, the Company expressly disclaims any obligation to publicly release any updates or revisions to any forward-looking statements to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any statement is based. Forward-looking statements are based on management’s current expectations and beliefs and the Company can give no assurance that its expectations or the events described will occur as described. Forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. For a further discussion of these and other factors that could cause the Company’s future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in the Company’s most recent annual report on Form 10-K, and other risks described in documents subsequently filed by the Company from time to time with the Securities and Exchange Commission. Notice Regarding Non-GAAP Financial Measures: The information in this communication contains and refer to certain non-GAAP financial measures, including FFO and AFFO. These non-GAAP financial measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. These non-GAAP financial measures should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Reconciliations to the most directly comparable GAAP financial measures and statements of why management believes these measures are useful to investors are included in the supplemental financial and operating report, which can be found in the investor relations section of our website at www.fcpt.com.

| FCPT | APRIL 20183 AGENDA Company Overview and Update Page 3 Diversification and Acquisition Strategy Page 16 Financial Update & Key Credit Strengths Page 25 Key Investment Highlights Page 11

| FCPT | APRIL 20184 SENIOR MANAGEMENT TEAM William Lenehan President and CEO Gerald Morgan CFO  Former Board member and Chair of the Finance and Real Estate Committee at Darden Restaurants, Inc.  Private investor in net lease retail real estate  Member of the Board of Directors of Macy’s, Inc.  Former Board member and Chairman of the Investment Committee at Gramercy Property Trust, Inc.  Former CEO of Granite REIT, an investment grade single-tenant, triple-net REIT listed on the TSX  Ten years at Farallon Capital Management  B.A. from Claremont McKenna College  Former CFO of Amstar, served on Amstar’s Executive and Investment Committees  Former Managing Director of Financial Strategy & Planning at Prologis, Inc.  Former President and CFO of American Residential Communities  Served as a Senior Officer with Archstone prior to the company’s sale  Former consultant at Bain & Co.  B.S. in Mechanical Engineering and MBA from Stanford University James Brat General Counsel  Former Partner in the real estate department at the law firm of Pircher, Nichols & Meeks where he had practiced since 1998  B.A. from Macalester College  Juris Doctorate from the UCLA School of Law

OVERVIEW OF FCPT


Olive Garden
LONGHORN
KFC

- Four Corners Property Trust ("FCPT") is an investment grade rated REIT primarily engaged in the ownership, acquisition, and leasing of restaurant properties
- 527 properties, diversified by geography and brand, 415 of which are leased to Darden under long-term triple-net leases
  - **5 Restaurant Brands at Spin-Off from Darden:**
    Olive Garden, LongHorn Steakhouse, Bahama Breeze, Seasons 52, Wildfish Seafood Grille
  - **23 Additional Brands Acquired:**
    Arby's, BJ's Restaurant, Bob Evans, Buffalo Wild Wings, Burger King, Chick-Fil-A, Chili's, Del Taco, Denny's, Fazoli's, Hardee's, KFC, McAlister's Deli, McDonald's, MOD Pizza, Panda Express, Pizza Hut, Red Lobster, Starbucks, Steak 'n Shake, Taco Bell, Wendy's, Zaxby's
  - Portfolio tenants are principally investment grade (87%) with positive operating trends, fulsome public disclosure, and strong rent coverage (EBITDAR / rent of 4.6x[1])
- Strategy to grow and diversify portfolio through acquisitions and sale leasebacks
- Low leverage and flexible unsecured capital structure to support diversification strategy
- Sufficient platform scale with equity market capitalization of $1.4 billion and a total market capitalization of $2.0 billion[2]

Figures as of 3/31/2018, unless otherwise stated.
1. Figure as of 12/31/2017
2. Based on a share price of $23.09 as of 3/29/2018

5 | FCPT | APRIL 2018

FCPT

2017 YEAR IN REVIEW & RECENT UPDATES


Olive Garden
LONGHORN
KFC

- Announced an increase in the annual dividend to $1.10 per share (over 13% increase from prior dividend)
- Active acquisitions & portfolio management program focused on high credit quality operators:

	Property Count	Volume ($mm)	Initial Cash Yield	Term (Years)
2016 (Q3, Q4)	59	$94.0	6.6%	17.0
2017 (Full year)	43	$98.6	6.8%	18.6
2018 (Q1)	12	$20.4	6.6%	9.5
Total Q3'16 - Q1'18	114	$213.0	6.7%	17.0

- Announced a strategic agreement to **acquire 41 properties for $67 million from Washington Prime Group at a 6.7% cap rate** in September 2017, closed on the first 10 properties for $14 million in January 2018
- **Total dispositions of $41 million** since inception of 5 properties at **highly attractive cap rates (4.8% weighted average)**
- Diversifying and strengthening capital markets access
  - **December 2016:** Initiated At-The-Market (“ATM”) equity program, capitalizing on sector-best equity multiple to raise $33.5 million in cumulative equity since inception
  - **January 2017:** Obtained Investment Grade rating from Fitch (BBB-) to gain access to unsecured debt market
  - **June 2017:** Issued $125 million of 7-year and 10-year unsecured notes via private placement, extending debt maturity schedule
  - **October 2017:** Recast and extended bank credit facility with lower interest rates, realizing $1.8 million in annual cash savings

Since the spin-off was completed in late 2015, FCPT has made significant progress on portfolio diversification and improving access to capital markets

Figures as of 3/31/2018, unless otherwise stated.

6 | FCPT | APRIL 2018

FCPT

| FCPT | APRIL 20187 CASE STUDY: FCPT AND WASHINGTON PRIME • On September 20, 2017, FCPT announced the acquisition of 41 restaurant properties from Washington Prime Group (“WPG”) for a purchase price of approximately $67 million (6.7% initial cash yield) with a weighted average remaining 8 year lease term - Attractive Anchors: Approximately 83% of the net operating income is from properties on out-lots to either open-air properties or WPG’s “Tier One Enclosed” properties - Unencumbered Sites: All properties are outparcel to malls / shopping centers unencumbered by property level debt - Diverse Portfolio: 22 different restaurant brands across 12 states (CT, CO, FL, IA, IL, IN, MD, NJ, OH, PA, TX, VA) • The first 10 properties / $14 million closed in January 2018. Tranche two is expected to close in late Q2 / early Q3 2018 __________________________ Figures as of 3/31/2018, unless otherwise stated. 22 Portfolio Brands

FCPT CLOSED ACQUISITIONS


Olive Garden

LONGHORN

KFC


Tenant	Location	# of Properties	Operator / Guarantor Information	Purchase Price ($mm)	Initial Cash Yield	Term (yrs)	Annualized Rent Bumps	Announced
Pizza Hut	IL, IN	6	40-unit sub. of 150-unit operator	$5.7	7.2%	20	1.5%	7/18/2016
Wendy's	TX	1	2-unit operator	$2.1	6.5%	10	1.2%	8/2/2016
Arby's	NC	2	24-unit operator	$3.5	6.6%	18	1.0%	9/6/2016
KFC	MI	4	360-unit operator	$3.9	7.1%	20	1.4%	9/14/2016
Buffalo Wild Wings	IL, IA	3	7-unit operator (assigned to 40-unit operator)	$7.9	6.5%	12	CPI	9/15/2016
Dairy Queen	OK	1	76-unit operator	$2.6	6.6%	18	1.3%	10/20/2016
Burger King	VA, NC, MS, AL	5	98-unit operator	$11.5	6.5%	20	1.5%	10/28/2016
Arby's	VA, NC	2	24-unit operator	$4.3	6.6%	18	1.0%	11/4/2016
USRP Portfolio: Tranche 1 (7 concepts)	MI, KY, OH, IN, IL, FL, CO, GA	10	Mix of corporate and strong franchisees	$15.6	6.6%	10	Various (some CPI & % rent)	11/9/2016
KFC	IN, MI, WI	16	130-unit operator	$21.1	6.5%	20	1.5%	11/10/2016
Taco Bell	IN	1	85-unit sub. of 250-unit operator	$1.3	6.7%	5	NA	11/15/2016
Hardee's	AL & GA	4	35-unit operator	$6.9	6.5%	20	1.5%	12/15/2016
Burger King	TN	4	115-unit operator	$7.7	6.5%	20	1.5%	12/28/2016
USRP Portfolio: Tranche 2 (3 concepts)	AL, IN, NY, TN	4	Mix of corporate and strong franchisees	$5.8	6.5%	12	Various (some CPI & % rent)	1/12/2017
Taco Bell	SC	1	60-unit sub. of 250-unit operator	$2.4	6.5%	12	1.5%	1/13/2017
McAlister's	TX	4	40-unit operator	$8.9	6.7%	15	1.5%	3/17/2017
Bob Evans	DE, IN, MD, MI, NY, OH, PA, VA, WV	16	524-unit operator	$35.1	7.1%	20	2.0%	5/1/2017
Burger King	MS, TN	7	115-unit operator	$16.0	6.7%	20	2.0%	6/30/2017
Taco Bell	IN	2	270-unit operator	$3.4	6.5%	20	0.5%	7/26/2017
MOD Pizza/Del Taco	MI	1	5-unit sub. of 90-unit operator	$2.7	7.4%	10	2.0%	9/15/2017
Red Lobster	OH, MI, PA, GA	5	700-unit operator	$19.4	6.7%	21	2.0%	11/2/2017
LongHorn Steakhouse	SC	1	490-unit sub. of 1,695-unit operator	$1.5	6.6%	10	2.5%	12/7/2017
Burger King	MS	2	115 unit operator	$3.3	6.7%	20	1.5%	12/19/2017
Buffalo Wild Wings	IL	2	65 unit sub of 200+ unit operator	$6.6	6.6%	14	2.0%	1/10/2018
WPG Portfolio: Tranche 1 (10 concepts)	FL, IL, IA, OH	10	8 corporate and 2 franchisees	$13.8	6.6%	7	Various (some CPI & % rent)	1/12/2018
Total / Wtd. Avg.		**114**		**$213.0**	**6.7%**	**17**	**1.7%**	

Note: Figures updated as of 3/31/2018.

8 | FCPT | APRIL 2018

FCPT

| FCPT | APRIL 20189 FCPT CLOSED DISPOSIT IONS Note: Figures updated as of 3/31/2018.  FCPT remains a net acquirer of real estate  While the company receives many unsolicited offers to sell properties, only opportunistic and attractive cap rate offers are considered  All proceeds from sales exchanged accretively into new investments via 1031 exchange mechanism Tenant Location # of Properties Operator / Guarantor Information Sale Price ($mm) Initial Cash Yield Term (yrs) Annualized Rent Bumps Announced Bahama Breeze Tampa, FL 1 Bahama Breeze Holdings, LLC $18.5 4.8% 12 1.5% 10/24/2016 Olive Garden Pembroke Pines, FL 1 Darden Restaurants, Inc. $6.3 4.8% 16 1.5% 10/24/2016 Olive Garden Lakeland, FL 1 Darden Restaurants, Inc. $5.2 5.1% 15 1.5% 5/17/2017 Olive Garden Fairfax, VA 1 Darden Restaurants, Inc. $5.9 4.7% 16 1.5% 9/13/2017 Olive Garden Pinellas Park, FL 1 Darden Restaurants, Inc. $5.1 4.7% 16 1.5% 11/24/2017 Total / Wtd. Avg. 5 $41.0 4.8% 14 1.5%

NATIONAL FOOTPRINT WITH INCREASING BRAND DIVERSIFICATION



Olive Garden
LongHorn
KFC
Burger King

527 Properties

44 States

28 Brands

3.7 million sq ft



WA
OR
ID
MT
WY
ND
SD
NE
MN
WI
IA
MI
NV
UT
CO
KS
MO
IL
IN
OH
PA
NY
VT
NH
ME
MA
CT
RI
NJ
MD
DE
WV
VA
KY
CA
AZ
NM
OK
AR
TN
NC
SC
MS
AL
GA
LA
TX
FL
% ABR(1)
≥10.0%
5.0%–10.0%
3.0%–5.0%
2.0%–3.0%
1.0 %–2.0%
<1.0%
No Properties

Portfolio at Inception

Olive Garden Italian Kitchen; LongHorn Steakhouse; wildfish Seafood Grille; Bahama Breeze Island Grille; Seasons 52 Fresh Grill

Acquired Properties

Burger King; Red Lobster; Bob Evans Restaurants; Fazoli's; Chili's; Del Taco; Zaxby's; Arby's; Denny's; Panda Express; KFC; McAlister's Deli; BJ's Restaurant Brewhouse; MOD; Buffalo Wild Wings Grill & Bar; Chick-fil-A; McDonald's; Hardee's; Wendy's; Taco Bell; Starbucks Coffee; Steak 'n Shake; Pizza Hut

Note: Figures in this presentation are as of 3/31/2018 unless otherwise stated.
Map is based on Current scheduled minimum contractual rent as of 3/31/2018; Excludes six owned / ground leased in the Kerrow Restaurant Operating Business.

10 | FCPT | APRIL 2018

FCPT

| FCPT | APRIL 201811 AGENDA Company Overview and Update Page 3 Diversification and Acquisition Strategy Page 16 Financial Update & Key Credit Strengths Page 25 Key Investment Highlights Page 11

| FCPT | APRIL 201812 HIGH QUALITY PORTFOLIO Properties: • 527 Properties • 87% Investment grade tenancy • 28 brands – 16 Quick Service & Fast Casual / 12 Casual, Family & Fine Dining Geography: • 44 states • Only Florida (10.8%) and Texas (10.6%) are above 10% of NOI Term Remaining: • 12.7 years • Less than 1.5% of NOI expiring before 2027 Contractual Rent (Cash): $109.4 million EBITDAR / Rent Coverage: 4.6x1 Annual Rent Escalation: 1.5% average fixed annualized rent increase Lease Structure: Net leases with tenant responsible for repair and maintenance costs, property tax, insurance and building restoration Predominantly individual leases to allow landlord flexibility FCPT Portfolio Summary __________________________ Figures as of 3/31/2018 unless stated otherwise 1. Figure as of 12/31/2017 Casual, Family & Fine Dining Quick Service & Fast Casual

| FCPT | APRIL 201813 PORTFOLIO DIVERSIF ICATION ___________________________ 1. Current scheduled minimum contractual rent as of 3/31/2018. Brand Breakdown by Annual Base Rent (ABR) 18% 105 units 4% 13 units 13% 112 units 65% 297 units 74% 20% 6% Initial Portfolio: Rental Revenue of $94.4 million (ABR at spin) Today: Rental Revenue of $109.4 million1 (ABR at 3/31/2018) 104 units 300 units 14 units

| FCPT | APRIL 201814 LEASE MATURITY SCHEDULE ___________________________ 1. Current scheduled minimum contractual rent as of 3/31/2018 2. Calculated by square feet Note: Excludes renewal options. 0.0% 0.0% 0.2% 0.2% 0.3% 0.3% 0.1% 0.1% 0.2% 15.2% 15.8% 14.1% 13.7% 12.8% 9.6% 8.6% 0.7% 0.0% 3.6% 3.7% 0.0% 0.9% 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 2039 Weighted average lease term of 12.7 years Lease Maturity Schedule by % Annual Base Rent1 (ABR) Less than 1.5% of rental income matures prior to 2027 99.9% occupied as of 3/31/20182 # Properties - - 3 2 3 4 1 1 2 74 74 70 67 62 46 40 5 - 41 27 - 4 Cash ABR ($000s) (1) 179 171 298 3 6 85 1 7 234 16,621 17,273 15,417 14,936 14,012 10,452 9, 38 787 3,965 4,011 1,021 Total SF (000s) 15 8 12 18 2 4 7 535 539 3 518 93 363 346 21 118 123 31

| FCPT | APRIL 201815 N/A N/A 2.1x 2.6x 2.8x 3.6x 4.6x ADC VEREIT Spirit STORE Realty National Retail FCPT 54% 64% 81% 85% 100% 100% 100% STOR VER O SRC ADC NNN FCPT 20% 24% 37% 40% 44% 46% 87% STOR NNN SRC VER ADC O FCPT ___________________________ Sources: FCPT figures as of 3/31/2018, except EBITDAR / Rent coverage as of 12/31/2017; peer data based on public filings as of 12/31/2017 and Green Street Advisors. 1. Uses 4-Wall / Unit-Level Coverage where available. 2. Based on annualized base rent. Information for peers per company filings (O, ADC and VER) and Green Street Advisors (STOR, SRC and NNN). FCPT classifies investment grade tenants as a tenant with at least one investment grade rating from Moody’s, S&P or Fitch. 3. Based on annualized base rent. 4. Includes retail, restaurant, movie theaters, health clubs, automotive and consumer goods rental. FCPT’S PORTFOLIO COMPARES FAVORABLY ACROSS MAJOR METRICS EBITDAR Coverage1 % Investment Grade Tenants2 Weighted Average Lease Term % Retail Properties3 9.5 9.5 10.0 10.2 11.5 ~14 12.7 VER O SRC ADC NNN STOR FCPT (In years) Peer Average: 2.8x Peer Average: 81% Peer Average: 35% Peer Average: 10.8 years (4) 41% 98%25% 100% 81%% Tenants included:

| FCPT | APRIL 201816 AGENDA Company Overview and Update Page 3 Diversification and Acquisition Strategy Page 16 Financial Update & Key Credit Strengths Page 25 Key Investment Highlights Page 11

| FCPT | APRIL 201817 BUSINESS PLAN AND DIVERSIF ICATION STRATEGY FCPT has a core portfolio that provides stable cash flow, as well as a strong balance sheet to support diversification growth objectives  Start with 100% concentration in casual dining, but an extremely strong tenant with an investment grade credit rating  Seek to grow and diversify with an initial focus on the quick service subsector in order to move portfolio closer to reflecting national restaurant landscape  Become a preferred partner and capital source for leading restaurant operators and franchisees, capitalizing on the current industry trends pushing operator consolidation and an “asset light” business model  Maintain conservative and flexible balance sheet − Continue to improve access to equity and debt capital − Low leveraged balance sheet with substantial liquidity − Unencumbered properties − Conservative payout ratio of approximately 80% of AFFO − UPREIT structure offering compelling OP unit option − Capital recycling through selective dispositions 1 2 3 4

FCPT ACQUISITION PHILOSOPHY AND UNDERWRITING CRITERIA



Olive Garden
LONGHORN
KFC

Acquisition Philosophy

- Acquire nationally recognized branded restaurants that are well located with creditworthy lease guarantors
- Purchase assets only when accretive to cost of capital
- Increase diversification by targeting different brands, meal price-points, cuisine types, and geographies

Underwriting Criteria

- Acquisition criteria is approximately split 50% / 50% between **credit** and **real estate** metrics
- Acquisition decisions are informed by a property scorecard based on these metrics, but ultimately rely on human judgement

Credit Criteria (~50%):
- Guarantor credit
- Brand durability
- Store performance
- Rent-to-sales
- Lease term

Real Estate Criteria (~50%):
- Location
- Re-use potential
- Lease structure
- Absolute rent
- Rent growth



18 | FCPT | APRIL 2018

FCPT

| FCPT | APRIL 201819 0 1 2 3 4 5 6 7 8 9 10 Screened / Passed Closed, Under Contract, Negotiating LOI “TedWilliams described in his book, The Science of Hitting, that the most important thing, for a hitter, is to wait for the right pitch…and that's exactly the philosophy I have about investing...wait for the right pitch…and it will come…it's the key to investing.” –Warren Buffett CONCEPTUAL UNDERWRITING STRIKE ZONE E x p e n s iv e Che a p A c c ret iv e D ilut iv e Distressed Trophy Strike Zone Valuation to Score Matrix FCPT Long Term WACC FCPT is disciplined in its underwriting, passing on properties with weak real estate, weak credit or aggressive pricing V alua tio n ( G o in g in Cap Ra te ) Total Underwriting Score Figures as of November 2017.

| FCPT | APRIL 201820 VAST ADDRESSABLE MARKET WITHIN RESTAURANT INDUSTRY SUBSECTORS ✓~✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓✓ ✓~ Source: Census Bureau, Bureau of Economic Analysis, Wall Street Research as of March 2017; Data as of December 2015. Retail Sales $4.85T Net Exports -$0.5T US GDP – $17.9 Trillion Food Services (13.6% of Retail Sales, $620bn) Consumption $12.3T Investment $3.0T Government $3.3T Quick Service $255bn Casual Dining $177bn Fine Dining $19bn Non- Restaurant $128bn Hamburger $80bn Pizza $38bn Sand- wich $30bn Coffee $25bn Chicken $23bn Mex- ican $22bn Other $37bn Varied Menu $56bn Asian $22bn Steak $19bn Italian $18bn Mex- ican $13bn Sea- food $12bn Other $36bn FCPT Target ~ ~ Family / Buffet $41bn

INDUSTRY BENCHMARKING


Olive Garden
LONGHORN
KFC

FCPT is focused on acquiring restaurants operated by top brands within each cuisine type

	Revenue ($bn)	% of Dining Sector	% of Restaurant Industry	Predominately Free-standing Buildings	Top 5 Brands by Market Share (% of cuisine type) #1	#2	#3	#4	#5	Top 5 % of cuisine type
Quick Service:										
Burger	$80	31.4%	16.3%	Yes	McDonald's (46%)	Burger King (12%)	Wendy's (11%)	Sonic Drive-In (6%)	Dairy Queen (5%)	80%
Pizza	$38	14.9%	7.7%	No	Pizza Hut (27%)	Domino's (22%)	Little Caesars (16%)	Papa John's (13%)	Papa Murphy's (4%)	82%
Sandwich	$30	11.8%	6.1%	Yes	Subway (54%)	Arby's (16%)	Jimmy John's (9%)	Jersey Mike's Subs (3%)	Jason's Deli (3%)	85%
Coffee	$25	9.8%	5.1%	No	Starbucks (63%)	Dunkin Donuts (30%)	Tim Hortons (3%)	Krispy Kreme (3%)	Caribou Coffee (1%)	99%
Chicken	$23	9.0%	4.7%	Yes	Chick-fil-A (33%)	KFC (21%)	Popeyes (13%)	Zaxby's (7%)	Bojangles' (6%)	80%
Mexican	$22	8.6%	4.5%	Yes	Taco Bell (52%)	Chipotle (26%)	Qdoba (5%)	Del Taco (4%)	Moe's Southwest (4%)	91%
Other (Asian, Seafood, Misc)	$37	14.5%	7.5%	Yes	Panera Bread (52%)	Panda Express (29%)	Long John Silver's (6%)	Captain D's (6%)	Pei Wei (4%)	97%
Total Quick Service	**$255**	**100.0%**	**51.9%**							
Casual Dining:										
Varied Menu	$56	31.8%	11.4%	Yes	Applebee's (18%)	Chili's Grill & Bar (13%)	Buffalo Wild Wings (13%)	Cheesecake Factory (7%)	TGI Fridays (6%)	57%
Asian	$22	12.5%	4.5%	No	NA	NA	NA	NA	NA	<5%
Steak	$19	10.8%	3.9%	Yes	Outback (35%)	Texas Roadhouse (29%)	LongHorn (22%)	Logan's (9%)	Sizzler (3%)	98%
Italian	$18	10.2%	3.7%	Yes	Olive Garden (59%)	Carrabba's (11%)	Maggiano's (6%)	Macaroni Grill (5%)	Buca di Beppo (4%)	85%
Mexican	$13	7.4%	2.6%	Yes	On the Border (48%)	Chuy's (38%)	El Torito (13%)	NA	NA	99%
Seafood	$12	6.8%	2.4%	Yes	Red Lobster (65%)	Bonefish Grill (17%)	Joe's Crab Shack (11%)	Bubba Gump (6%)	NA	99%
Other	$36	20.5%	7.3%	NA	NA	NA	NA	NA	NA	NA
Total Casual Dining	**$176**	**100.0%**	**35.8%**							
Family / Buffet	**$41**	**100.0%**	**8.4%**	Yes	IHOP (28%)	Cracker Barrel (25%)	Denny's (24%)	Golden Corral (15%)	Bob Evans (8%)	99%
Fine Dining	**$19**	**100.0%**	**3.9%**	No	Ruth's Chris (20%)	Capital Grille (13%)	Morton's (9%)	Saltgrass (8%)	Seasons 52 (8%)	58%
Total Restaurant / Portfolio	**$491**		**100.0%**							

Note: Green font denotes FCPT owned brands and orange font denotes brands that FCPT is under contract to purchase per the announced Washington Prime Group transaction.

21 | FCPT | APRIL 2018

FCPT

| FCPT | APRIL 201822 US eCommerce Penetration by Retail Category (2016) 46.7% 31.8% 16.4% 14.8% 11.1% 11.0% 10.5% 7.3% 2.8% 0.9% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% Consumer Electronics Books & Magazines Toys & Hobbies Apparel & Accessories Health & Personal Care Jewelry & Watches Sports & Fitness (ex apparel) Furniture & Home (incl appliances) Total Grocery Food & Beverage1 1 Source: ComScore, Census Bureau, BEA, Internet Retailer, Wall Street Research 1 Calculated using estimated online sales Online / digital sales penetration has remained low within restaurants FOOD & BEVERAGE SEEMS TO BE MOST RESIL IENT TO E -COMMERCE

| FCPT | APRIL 201823 RAPID FRANCHISEE CONSOLIDATION WITHIN RESTAURANT INDUSTRY Units Owned by the Top 200 Franchisees Average units per Top 200 Franchisees 16,715 17,887 18,408 20,331 21,831 23,177 25,176 26,997 0 4,000 8,000 12,000 16,000 20,000 24,000 28,000 2009 2010 2011 2012 2013 2014 2015 2016 84 89 92 102 109 116 126 130 0 15 30 45 60 75 90 105 120 135 150 2009 2010 2011 2012 2013 2014 2015 2016 Source: Restaurant Finance Monitor (June 2017). The franchisee industry is highly fragmented, but undergoing consolidation and growth by top players, presenting new partnership opportunities for FCPT

| FCPT | APRIL 201824 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 Brands with mid-range sales have more options for re-tenanting in case of vacancy THOUGHTFUL BRAND SELECTION AIMED AT PROTECTING CASH FLOW Casual Dining Fast Casual Quick Service ___________________________ Source: Brand average sales per Nation’s Restaurant News Top 200 (2017 edition, uses 2016 financials). $10,909 Brand Average Sales Volume ($000s)

| FCPT | APRIL 201825 AGENDA Company Overview and Update Page 3 Diversification and Acquisition Strategy Page 16 Financial Update & Key Credit Strengths Page 25 Key Investment Highlights Page 11

SUMMARY CAPITALIZATION AND FINANCIALS


Olive Garden
LONGHORN
KFC
BURGER KING

Current Capitalization ($ million, except per share)	
Share price (3/29/2018)	$23.09
Shares and OP units outstanding (millions)	61.8
Equity value	**$1,427**
Debt:	
Bank term debt	$400
Revolving credit facility	$0
Unsecured private notes	$125
Total market capitalization	**$1,952**
Cash[1]	($24)
Implied enterprise value	**$1,928**
EBITDA (cash, Last Quarter Annualized)[2]	$98
EBITDA (GAAP, Last Quarter Annualized)[2]	$104

Current Trading Metrics	
Cash NOI ($ million)[3]	$109.4
Implied Cap Rate	5.7%
Consensus AFFO per share (12 month forward)	$1.37
Price / AFFO Multiple	16.9x
Quarterly Dividend per share	$0.2750
Annualized Dividend per share	$1.10
Dividend Yield	4.8%

GAAP Leverage Relative to Net Lease Peers[4]


Net Debt/EBITDA
Net Debt + Pfd./EBITDA
4.8x
4.3x
5.5x
6.0x
6.0x
6.6x
6.7x
1.2x
0.3x
1.0x
4.8x
4.3x
5.5x
4.8x
6.0x
6.3x
5.7x
FCPT
ADC
O
NNN
STOR
SRC
VER

Credit Metrics	Current
Total debt to total market capitalization	26.9%
Fixed charge coverage (per Q4 2017 covenant compliance)	5.7x
Net debt to EBITDA (cash, Last Quarter Annualized)[2]	5.1x
Net debt to EBITDA (GAAP, Last Quarter Annualized)[2]	4.8x

Note: Figures as of 12/31/2017, unless otherwise stated.
1. Approximate, unaudited cash balance as of 3/31/2018, adjusted for unpaid dividends.
2. EBITDA and leverage metric calculations based on last quarter annualized.
3. Current scheduled minimum contractual rent as of 3/31/2018.
4. Peers are calculated based on Q4 2017 filings, pro forma for announced capital transactions.

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FCPT

| FCPT | APRIL 201827 FCPT DEBT MATURITY SCHEDULE ___________________________ Figures as of 3/31/2018. 1. Excludes undrawn revolver Current Debt Maturity Schedule1 $0 $0 $0 $250 $400 $0 $50 $0 $0 $75 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 Unsecured Notes Undrawn Revolver Capacity Drawn Revolver Unsecured Term Loan Weighted average maturity of 5.4 years1

FCPT KEY INVESTMENT HIGHLIGHTS


Olive Garden

LONGHORN

KFC


High Quality Portfolio Diversified by Geography and Brand

- Well-located assets diversified geographically across 44 states in the U.S.
- Darden property-level revenue ~50% above casual dining peers
- Sales of Darden branded assets demonstrate strong underlying value and liquidity
- Strong acquisition platform with 114 restaurant properties / $213 million in acquisitions volume since July 2016


Olive Garden

Strong, Stable and Growing Cash Flow

- 12.7 year average lease term with < 1.5% of leases expiring before 2027
- Annualized rent escalators of 1.5%
- Focus on sustainable tenant rents with EBITDAR / rent coverage of 4.6x[1] – best-in-class within net lease sector


LONGHORN
STEAKHOUSE

Investment Grade Credit Profile

- FCPT received BBB- investment grade rating from Fitch in January 2017
- FCPT's largest tenant, Darden, who also provides a corporate guarantee on its leases, is rated BBB/BBB/Baa2 and continues to perform well and increase market share



Conservative Financial Position

- Financially disciplined acquisition strategy
- Current leverage of 4.8x Net Debt / EBITDA (GAAP), with no near-term maturities
- 100% unencumbered asset base
- Conservative dividend payout ratio of ~80% of AFFO
- Strong liquidity profile with $250 million fully undrawn revolver
- Strong institutional shareholder support



Experienced Management and Board

- Highly regarded leadership with extensive retail net lease and public market REIT experience
- Board with significant restaurant and real estate experience and a strong track record
- Members of management and board are meaningfully invested in FCPT; interests are aligned with shareholders
- Best-in-class corporate governance



Figures as of 3/31/2018 unless otherwise stated
1. Figure as of 12/31/2017

28 | FCPT | APRIL 2018

FCPT

| FCPT | APRIL 201829 FOUR CORNERS PROPERTY TRUST N YS E : F C P T